Exhibit 21.1

Subsidiary	State of Organization
Atlantic Power Holdings, Inc.	Delaware
Atlantic Power Generation, Inc.	Delaware
Atlantic Power Transmission, Inc.	Delaware
Atlantic Power Services, LLC	Delaware
Atlantic Piedmont Holdings, LLC	Delaware
Piedmont Green Power, LLC	Delaware
Atlantic Path 15 Transmission, LLC	Delaware
Path 15 Funding TV, LLC	Delaware
Path 15 Funding KBT, LLC	Delaware
Path 15 Funding, LLC	Delaware
Atlantic Holdings Path 15, LLC	Delaware
Atlantic Path 15, LLC	Delaware
Atlantic Cadillac Holdings, LLC	Delaware
Cadillac Renewable Energy, LLC	Delaware
Atlantic Idaho Wind Holdings, LLC	Delaware
Atlantic Idaho Wind C, LLC	Delaware
Atlantic Idaho Wind A, LLC	Delaware
RP Wind ID, LLC	Delaware
Idaho Wind Partners I, LLC	Delaware
Atlantic Rockland Holdings, LLC	Delaware
Rockland Wind Ridgeline Holdings, LLC	Delaware
Rockland Wind Holdings, LLC	Delaware
Rockland Wind Intermediate Holdings, LLC	Delaware
Rockland Wind Farms, LLC	Delaware
Atlantic Oklahoma Wind, LLC	Delaware
Canadian Hills Holding Company, LLC	Delaware
Canadian Hills Wind, LLC	Delaware
Teton Power Funding, LLC	Delaware
Teton Operating Services, LLC	Delaware
Badger Power Generation I, LLC	Delaware
Badger Power Generation II, LLC	Delaware
Badger Power Associates, LP	Delaware
Orlando Power Generation I, LLC	Delaware
Orlando Power Generation II, LLC	Delaware
Orlando Cogen Limited, LP	Delaware
Baker Lake Hydro, LLC	Delaware
Olympia Hydro, LLC	Delaware
Concrete Hydro Partners, LP	Minnesota
Koma Kulshan Associates, LP	California
Harbor Capital Holdings, LLC	Delaware
Epsilon Power Partners, LLC	Delaware
Chambers Cogeneration LP	Delaware
Atlantic Renewables Holdings, LLC	Delaware
AP Onogdaga, LLC	Delaware
Rollcast Energy, Inc.	North Carolina
Onondaga Renewables, LLC	Delaware
Atlantic Auburndale, LLC	Delaware
Auburndale LP, LLC	Delaware

Auburndale GP, LLC	Delaware
Auburndale Power Partners, L.P.	Delaware
Delta Person LLC	Delaware
Delta Person GP, LLC	Delaware
BHB Power, LLC	Delaware
Delta Person Limited Partnership	Delaware
Javelin Energy, LLC	Delaware
Javelin Holding, LLC	Delaware
Javelin Gregory Remington Corporation	Delaware
Gregory Holding #2, LLC	Delaware
Javelin Gregory General Corporation	Delaware
Gregory Holding #1, LLC	Delaware
Gregory Partners, LLC	Delaware
Gregory Power Partners, L.P.	Texas
Teton East Coast Generation, LLC	Delaware
NCP Gem, LLC	Delaware
NCP Lake Power, LLC	Delaware
Lake Investment, LP	Delaware
Teton New Lake, LLC	Delaware
Lake Cogen, Ltd.	Florida
NCP Dade Power, LLC	Delaware
NCP Pasco LLC	Delaware
Dade Investment, LP	Delaware
Pasco Cogen, Ltd.	Florida
Teton Selkirk, LLC	Delaware
Selkirk Cogen Partners LP	Delaware
Selkirk Cogen Funding Corporation	Delaware
Atlantic Power Services Canada GP Inc.	British Columbia
Atlantic Power Services Canada LP	Ontario
Atlantic Power Limited Partnership (f/k/a Capital Power Income L.P.)	Ontario
Atlantic Power GP Inc. (f/k/a CPI Income Services Ltd.)	British Columbia
Atlantic Power Preferred Equity Ltd. (f/k/a CPI Preferred Equity Ltd.)	British Columbia
Atlantic Power Energy Services (Canada) Inc. (f/k/a CP Energy Services (Canada) Inc.)	British Columbia
Atlantic Power (US) GP (f/k/a CP Power (US) GP)	Delaware
Atlantic Power (Coastal Rivers) Corporation (f/k/a Coastal Rivers Power Corporation)	British Columbia
Atlantic Power (Williams Lake) Ltd. (f/k/a CPI Power (Williams Lake) Ltd.)	British Columbia
Atlantic Power FPLP Holdings LLC (f/k/a CPI FPLP Holdings LLC)	Delaware
Frederickson Power Management Inc.	Washington
Frederickson Power LP	Washington
APDC, Inc. (f/k/a CPIDC, Inc.)	Washington
AP Power Holdings Inc. (f/k/a CPI Power Holdings Inc.)	Delaware
Atlantic Power USA LLC (f/k/a CPI Power USA LLC)	Delaware
Atlantic Power USA Holdings LLC (f/k/a CPI Power Holdings USA LLC)	Delaware
Atlantic Power Enterprises LLC (f/k/a CPI Power Enterprises LLC)	Delaware
Manchief Inc.	Delaware

Manchief Holding LLC	Delaware
Manchief Power Company LLC	Delaware
Curtis Palmer LLC	Delaware
AP (Curtis Palmer) LLC	Delaware
Curtis/Palmer Hydroelectric Company L.P.	New York
Atlantic Power Energy Services (US) LLC (f/k/a CPI Energy Services (US) LLC)	Delaware
Morris Cogeneration, LLC	Delaware
Atlantic Power USA Ventures, LLC (f/k/a CPI USA Ventures LLC)	Delaware
EF Oxnard LLC	California
EF Kenilworth LLC	California
Applied Energy LLC	California
Thermo Power & Electric LLC	Colorado
Bruce Hill Wind LLC	Delaware
Dry Lots Wind LLC	Delaware
Frontier Solar LLC	Delaware
Goshen Wind Holdings LLC	Delaware
Great Basin Solar LLC	Delaware
Hurricane Wind LLC	Delaware
Lewis Ranch Wind Project LLC	Delaware
Meadow Creek Holdings LLC	Delaware
Meadow Creek Intermediate Holdings LLC	Delaware
Meadow Creek Project Company LLC	Delaware
Monticello Hills Wind LLC	Delaware
Pah Rah Holding Company LLC	Delaware
Pah Rah Project Company LLC	Delaware
Ridgline Alternative Energy LLC	Delaware
Ridgeline Eastern Energy LLC	Delaware
Ridgeline Energy Holdings Inc.	Delaware
Ridgeline Energy LLC	Delaware
Ridgeline Energy Solar LLC	Delaware
Ridgeline Holdings Junior Inc.	Delaware
Ridgeline Power Services LLC	Delaware
Rockland Wind Ridgeline Holding, LLC	Delaware
Saunders Bros. Transportation Corporation	New York
Smokey Avenue Wind LLC	Delaware
South Mountain Wind LLC	Delaware